Proxy Materials
PLEASE CAST YOUR VOTE NOW!

Phocas Real Estate Fund
(a series of Advisors Series Trust)

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Phocas Real Estate Fund (the "Fund") will be held on July 19, 2013 (the "Special Meeting"). The purpose of the Special Meeting is to seek your approval for a proposed reorganization of the Fund. The Fund currently is organized as a series of Advisors Series Trust (the “Trust”), a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. After completion of the proposed tax-free reorganization, the Fund would be a series of Forum Funds II with its principal offices at Three Canal Plaza, Portland, Maine 04101. This proposed reorganization will not result in a change in the investment adviser to the Fund, or any change to the Fund's investment objective or strategies. The Fund's principal risks and investment limitations will also remain identical and its expenses are not expected to increase as a result of the reorganization. This package contains a Proxy Statement, other information regarding the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. The proposal has been carefully reviewed by Phocas Financial Corporation (the Fund's Adviser) and the Board of Trustees of the Trust, a majority of whom are considered unaffiliated with the Fund. The Board of Trustees recommends that you vote FOR the proposal.

The questions and answers on the next few pages are provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Fund at 1-866-PHOCAS1 (746-2271). Thank you for your participation in this important initiative.

Sincerely,

James Murray, CFA Partner Phocas Financial Corporation	William Schaff, CFA Partner Phocas Financial Corporation

Important information to help you understand and vote on the proposal

While you are encouraged to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the Phocas Real Estate Fund (the "Target Fund") that requires your vote.

Proposed Reorganization
Target Fund Phocas Real Estate Fund (a series of Advisors Series Trust (the "Trust"))	>	Acquiring Fund Phocas Real Estate Fund (a series of Forum Funds II ("Forum"))

Q & A: QUESTIONS AND ANSWERS

Q.            What is this document and why are we sending it to you?

A.           The attached document is a proxy statement (the "Proxy Statement"), and is being provided to you by the Target Fund in connection with the solicitation of proxies to vote to approve the proposed reorganization (the "Reorganization") at a special meeting of shareholders ("Special Meeting"). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the Reorganization.

Q.           What will happen to the Fund?

A.            Subject to your approval, the Target Fund will be reorganized into the Acquiring Fund, a series of Forum. All of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, and you, as a shareholder of the Target Fund, will receive shares of the Acquiring Fund having equivalent value to your shares of the Target Fund on the date of the Reorganization. Subsequently, the Target Fund will be liquidated and terminated. The Reorganization requires approval by the Target Fund's shareholders.

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.

Q.           Why is the Target Fund reorganizing into the Acquiring Fund?

A.           The Target Fund currently operates as a series of the Trust. As a series of the Trust, the Target Fund retains various service providers who provide an array of services to all series of the Trust. These services include custody, administration, accounting, transfer agency, distribution and compliance ("Third Party Service Arrangements"). The Target Fund is small, with approximately $5.6 million in assets. Since the Target Fund’s inception in 2006, the Fund has been unable to grow to a sufficient size to be economically viable. As a result, Phocas Financial Corporation ("Phocas" or the “Adviser”), the investment adviser to the Target Fund, has continued to subsidize the Fund in the form of waivers of its advisory fee and reimbursement of Fund expenses. The Board of Trustees of the Trust (the “Board”) and Phocas have been discussing various potential options for the Fund going forward, given its small size and its difficulty in attracting assets, and the continuing need of Phocas to subsidize the Fund. After consideration of various alternatives, Phocas has determined that the Target Fund could potentially benefit from the services expected to be offered to series of Forum, a newly registered investment company which is structured similarly to the Trust. Therefore, Phocas has recommended, and the Board has approved, that the Target Fund be reconstituted as a series of Forum (the Reorganization).

The expenses that are paid by shareholders are not expected to change as a result of the Reorganization. As a condition to the Reorganization, Phocas will agree, for a two year period, to continue to waive its advisory fees and/or reimburse the Acquiring Fund for its expenses to the extent necessary to maintain the Acquiring Fund’s Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) at 1.50% (the “Expense Cap”), a level that is no higher than the Target Fund’s current Expense Cap.  The Adviser does not intend, and will not have the ability, to recoup, after completion of the Reorganization, any of the fees waived or expenses paid for its services provided to the Target Fund prior to the Reorganization.  Some of the Third Party Service Arrangement fees may be lower for the Acquiring Fund than for the Target Fund.  Phocas anticipates that these potentially lower fees might enable Phocas to increase its marketing efforts, in the hope that it might be able to attract additional assets to the Acquiring Fund.

Currently, Third Party Service Arrangements are provided to the Trust by U.S. Bancorp Fund Services, LLC ("USBFS") (administration, compliance, fund accounting and transfer agency), U.S. Bank National Association (custody), and Quasar Distributors, LLC (distribution). Third Party Service Arrangements will be provided to Forum by Atlantic Fund Administration, LLC ("Atlantic") (administration, compliance, fund accounting and transfer agency), Union Bank, N.A. (custody) and Foreside Fund Services, LLC (distribution). Atlantic and its predecessor entities have been providing services to mutual funds since 1989.

Q.           What should I know about the Acquiring Fund?

A.           Phocas will continue to be the investment adviser to the Acquiring Fund. The Acquiring Fund will have the same investment objective and strategies as the Target Fund. The Acquiring Fund will also have the same principal risks and investment limitations as the Target Fund. The investment advisory fee for the Acquiring Fund will be the same as the current advisory fee for the Target Fund.  The Acquiring Fund has represented that it expects to have the same net annual operating expenses as the Target Fund after the Reorganization and, therefore, the cost of investing in the Acquiring Fund is expected to be the same. There can be no guarantee, however, that these expenses and costs will remain the same or lower than the Target Fund's after the expiration of the Expense Cap.

The Acquiring Fund is a newly created fund which will operate as a series of Forum. Forum is a newly registered investment company. If the Reorganization is approved, the Target Fund will be the first series of Forum. The primary differences between the Target Fund and the Acquiring Fund will be (1) the Acquiring Fund will have different service providers that provide Third Party Service Arrangements (i.e., custody, administration, transfer agency, distribution and other general support services) than the Target Fund; (2) the Acquiring Fund will be a series of Forum instead of the Trust; and (3) the Acquiring Fund will have a different Board of Trustees than the Target Fund. You will receive Acquiring Fund shares equal in value as of the Reorganization closing date to shares of the Target Fund you hold as of such date. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.

Q.           What are the federal income tax consequences of the Reorganization?

A.           The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal Income Tax Consequences” (although there can be no assurance that the Internal Revenue Service will agree with such opinion).   Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization.  In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

           For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences” section below.

Q.           What happens if the Reorganization is not approved?

A.           If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Board will consider what action to take, including potentially liquidating the Target Fund.

Q.           Will I be able to purchase and redeem shares and receive distributions the same way?

A.           The Reorganization will not affect your right to purchase and redeem shares and to receive distributions.

Q.           What action has the Board taken?

A.           After careful consideration, the Board approved the proposed Reorganization and authorized the solicitation by the Target Fund of proxies voting FOR the Reorganization.

Q.            Who bears the expenses associated with the Reorganization?

A.           Phocas will bear the expenses associated with the Reorganization. The expenses include, but are not limited to, costs relating to preparation, printing and distribution of this Proxy Statement and the registration statement, legal fees and accounting fees with respect to the Reorganization and Proxy Statement and expenses of holding the shareholder meeting and soliciting shareholder votes. The Target Fund will not incur any expenses in connection with the Reorganization.

Q.           Who is Broadridge Financial Solutions, Inc.?

A.           Broadridge Financial Solutions, Inc. is a third party proxy vendor that Phocas has engaged (at its expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.           Who is eligible to vote?

A.           Shareholders of record of the Target Fund as of the close of business on May 17, 2013 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Q.           I am a small investor. Why should I bother to vote?

A.           Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you fail to vote, the Target Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Q.           How do I place my vote and whom do I call for more information?

A.           You may vote your shares by any of the following methods: (1) call the telephone number provided on the proxy card attached to this Proxy Statement; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us by mail at the address indicated on the proxy card; or (4) attend the Special Meeting on July 19, 2013 and vote in person. Please refer to your Proxy Card for further instructions on how to vote.

Q.           Is additional information about the Target Fund available?

A.           Yes, additional information about the Target Fund is available in the:

•	Prospectus for the Target Fund and for the Acquiring Fund (a copy of the Acquiring Fund’s preliminary prospectus accompanies this Proxy, but is subject to completion, as discussed below);
•	Annual and Semi-Annual Reports to Shareholders of the Target Fund; and
•	Statement of Additional Information (SAI) for the Target Fund and a preliminary SAI for the Acquiring Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy. The preliminary prospectus for the Acquiring Fund is also available at www.proxyvote.com. The information in this preliminary prospectus is not complete and may be changed. The Acquiring Fund may not sell its securities until the registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The prospectus and the most recent annual and semi-annual reports to shareholders of the Target Fund have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

Forum Funds II Three Canal Plaza, Suite 600 Portland, Maine 04101 207.347.2000	Advisors Series Trust 615 East Michigan Street Milwaukee, Wisconsin 53202 414.765.6609

You also may view or obtain these documents from the SEC:

          In Person:  At the SEC’s Public Reference Room in Washington, D.C.
          By Phone:   1-202-551-8090

By Mail:	Public Reference Room
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘Forum Funds II’ for information on the Acquiring Fund)
(‘Advisors Series Trust’ for information on the Target Fund)

The following pages give you additional information about the Reorganization and the proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

Phocas Real Estate Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

Phocas Real Estate Fund
(a series of Advisors Series Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Special Meeting") of the Phocas Real Estate Fund, a series of Advisors Series Trust, will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on Friday, July 19, 2013, at 10:30 a.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.
To approve an Agreement and Plan of Reorganization under which the Phocas Real Estate Fund, a series of Advisors Series Trust, would assign all of its assets and liabilities to the Phocas Real Estate Fund, a series of Forum Funds II, in a tax-free reorganization; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Advisors Series Trust Board of Trustees has fixed the close of business on May 17, 2013 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Jeanine M. Bajczyk, Secretary

June 7, 2013

Your vote is important — please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.           Individual Accounts: Your name should be signed exactly as it appears in the registration on the Proxy Card.

2.           Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.           All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the Proxy Card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.           Read the Proxy Statement, and have your Proxy Card handy.

2.           Call the toll-free number or visit the web site indicated on your Proxy Card.

3.           Enter the number found in the shaded box on the front of your Proxy Card.

4.           Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF

Phocas Real Estate Fund
(a series of Advisors Series Trust)

TO BE HELD ON JULY 19, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the "Board") of Advisors Series Trust (the "Trust") to be used at the special meeting of shareholders of the Phocas Real Estate Fund, a series of the Trust (the "Target Fund"), and at any adjournments thereof (the "Special Meeting"), to be held on Friday, July 19, 2013 at 10:30 a.m., Eastern time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

At the Special Meeting, shareholders of the Target Fund will be asked:

1.           To approve an Agreement and Plan of Reorganization under which the Target Fund would assign all of its assets and liabilities to the Phocas Real Estate Fund (the "Acquiring Fund"), a series of Forum Funds II ("Forum"), in a tax-free reorganization; and

2.           To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as May 17, 2013 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders (the "Notice"), this proxy statement and the enclosed proxy card are being mailed to shareholders on or about June 7, 2013.

PROPOSAL — TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.           OVERVIEW

At a meeting held March 15 and 16, 2013, the Board of Trustees of Advisors Series Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), considered and unanimously approved a form of Agreement and Plan of Reorganization (the "Plan of Reorganization"), a copy of which is attached to this proxy statement as Appendix A. Under the Plan of Reorganization, the Target Fund, a series of the Trust, will assign all of its assets and liabilities to the Acquiring Fund, a newly organized series of Forum Funds II ("Forum"), in exchange for a number of Acquiring Fund shares equivalent in number and value to shares of the Target Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder would receive shares of the Acquiring Fund equivalent in number and value to the Target Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about July 31, 2013 (the "Closing Date") (this transaction is referred to as the "Reorganization"). Forum filed its initial registration statement establishing the Acquiring Fund as a new series with the U.S. Securities and Exchange Commission (the "SEC") on May 10, 2013 and expects its registration statement to be declared effective with the SEC prior to the Closing Date. The Reorganization will not occur until Forum receives an order from the SEC declaring its registration statement effective.

If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund's investment objective and principal investment strategies are identical to those of the Target Fund. In addition, the current investment adviser to the Target Fund, Phocas Financial Corporation (“Phocas” or the "Adviser"), will continue to serve as the investment adviser to the Acquiring Fund. The investment advisory fee for the Acquiring Fund will be the same as the advisory fee of the Target Fund. The Adviser will also agree, for a two year period following the Closing Date, to waive its fees or reimburse the Acquiring Fund for its expenses, to the extent necessary to maintain the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Acquiring Fund at 1.50% (the “Expense Cap”).

There are some differences between the Target Fund and the Acquiring Fund. The Acquiring Fund will employ a different administrator, custodian, transfer agent, and distributor ("Third Party Service Providers") than the Third Party Service Providers utilized by the Target Fund.  The change to the new providers may result in some administrative differences in the way shareholder accounts are serviced, such as different contact information and different mailing or wire instructions for purchases and redemptions.  These changes are described under “Comparison of Shareholder Services,” below.

In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of Forum. If approved, the Reorganization is expected to take effect on or about July 31, 2013, although the date may be adjusted in accordance with the Plan of Reorganization or the declaration of effectiveness of Forum by the SEC. The Reorganization is expected to be tax-free to the Target Fund and its shareholders.

B.            COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

The Funds' Investment Objectives, Principal Investment Strategies and Risks, and Limitations

The investment objective and principal investment strategies of the Target Fund and the Acquiring Fund (each a "Fund" and collectively, the "Funds") will be identical. The principal risks, as well as the investment limitations and restrictions, also are identical and the Acquiring Fund will be managed the same as the Target Fund. The Acquiring Fund is newly organized and will commence operation on the next business day after the Closing Date. Each Fund's investment objective, principal investment strategies and risks, as well as each Fund's investment limitations and restrictions, are discussed in more detail below.

Investment Objectives

The investment objective of both Funds is to seek long-term total investment return through a combination of capital appreciation and current income. The investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

Both Funds attempt to achieve their investment objective by investing at least 80% of their net assets, plus any borrowings for investment purposes, in equity real estate investment trusts (“REITs”) and other commercial real estate-oriented companies. The Funds define other commercial real estate-oriented companies as companies that own, manage and invest in properties such as offices, industrial properties, malls, shopping centers, apartments, storage, specialty and healthcare facilities, but not residential homes or home builders.

The Funds may make significant investments in foreign securities denominated in U.S. dollars. The Funds reserve the right to invest up to 50% of their net assets in foreign securities that trade on U.S. or foreign exchanges, including foreign securities from emerging markets.

The Funds seek to maintain a portfolio with continuous exposure to most real estate sectors (offices, industrial properties, retail, malls, shopping centers, apartments, lodging, storage, specialty and health care facilities). The Funds, however, also will seek to minimize their exposure to what the Adviser believes are the riskiest real estate sectors (e.g., mortgage REITs) and the riskiest equity REIT sectors (e.g., hotels). In order to minimize tax exposure and avoid spreads and commission costs, the Funds will strive to keep portfolio turnover low (under 100%). Each Fund's policy of investing in REITs and other commercial real estate-oriented companies may only be changed with 60 days’ prior written notice to shareholders.

REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income and may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The Investment Process - Purchasing Portfolio Securities

With respect to both Funds, the Adviser has developed a disciplined selection process for investing in securitized commercial real estate vehicles (publicly traded companies that own, manage and invest in commercial real estate (excluding residential homes and home builders)). The Adviser’s investment model focuses on the three ways that investors value securitized commercial real estate vehicles. The investment process concentrates on the following factors:

1.	Management quality;
2.	Quality and location of the real estate held; and
3.	Debt leverage used.

The Adviser’s approach to securitized commercial real estate vehicles focuses on equity investing.

The investment model takes into account the following variables that affect securitized commercial real estate pricing:

•	Asset values;
•	Management quality;
•	Prospective growth rates;
•	Debt leverage and overall balance sheet quality;
•	The quality of income streams;
•	Conflicts of interest;
•	Insider stock ownership; and
•	Other factors.

The Adviser seeks a balance of quality and growth at attractive risk-adjusted valuations. Valuation models are designed to keep the Fund from overpaying for securities. The Adviser seeks to have continuous exposure to most real estate sectors and to minimize exposure to the riskiest real estate sectors. The Adviser believes that this approach may sacrifice performance at times, but is consistent with the preservation of capital.

The Investment Process - Selling Portfolio Securities

The Adviser will consider selling a security given the following circumstances: loss of management focus, management’s inability to increase shareholder value, balance sheet deterioration, exorbitant pricing relative to underlying value and excessive position overweighting.

Temporary Defensive Position

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies. At the discretion of the Adviser, the Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Investment Risks

Market Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund’s shares will go up and down as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Non-U.S. Investment Risk. The Fund may invest in foreign securities and in emerging markets. These investments are subject to special risks. The Fund’s returns and NAV may be affected by several factors, including those described below.

Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which can negatively affect the value of the Fund’s investments. The Fund may be subject to foreign taxes or withholding on distributions that it receives with respect to foreign securities. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

In addition, the Fund may invest in emerging markets. Emerging markets are in countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Management Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Non-Diversification Risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the 1940 Act. Because of this, greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Real Estate and REIT Concentration Risk. The value and performance of equity, mortgage and hybrid REITs depends on how well the property owned by the REIT is managed. A REIT’s performance also depends on that company’s ability to finance property purchases and renovations and manage its cash flows.

The Fund will invest a substantial portion of its assets in equity REITs under normal conditions. An equity REIT holds equity positions in real estate. Equity REITs can provide their shareholders with income from the leasing of its properties and from the capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. In addition, an individual REIT’s securities value can decline if the REIT fails to continue qualifying for special tax treatment.

Since the Fund will concentrate its portfolio in equity REITs and other commercial real estate-oriented companies, the Fund’s performance will be exposed to the same risks that are associated with the direct ownership of real estate. Some of the risks involved in the real estate market include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate. Recently, the real estate industry has been subject to substantial declines in value and that has increased the risks associated with an investment in the Fund.

Fundamental Limitations

The Trust (on behalf of the Target Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund’s investment objective is fundamental.

In addition, the Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding 30 percent of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

4.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities; or

5.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

Operating Policies

The Fund observes the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Fund may not:

1. Make investments for the purpose of exercising control or management; or

2.
Make any change in its investment policies of investing at least 80% of its net assets under normal circumstances in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

3.
Except with respect to the real estate industry, invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

C.           COMPARISON OF FEES AND EXPENSES AND EXAMPLES

The table of Fees and Expenses and the Example show fees and expenses based on average net assets for the year ended December 31, 2012. The Reorganization is not expected to result in an increase in shareholder fees and expenses. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Target Fund.

Fees and Expenses	Target Fund	Acquiring Fund (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None	None
Maximum Sales Charge (Load) Imposed On Re-invested Dividends	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%(1)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses	3.19%	1.38%
Total Annual Fund Operating Expenses	4.19%	2.38%
Less: Fee Waiver and Expense Reimbursement(2)	(2.69)%	(0.88)%
Net Expenses	1.50%	1.50%

(1)  The Target Fund has agreed to waive the redemption fee for any redemption of Fund shares occurring after May 10, 2013 until the earlier of the Closing Date, or such time as may be determined by the Board.

(2) The Adviser has contractually agreed to waive a portion or all of its management fees and pay Target Fund and Acquiring Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 1.50% of average daily net assets of the Target Fund and the Acquiring Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least August 1, 2014, in the case of the Target Fund and August 1, 2015, in the case of the Acquiring Fund, and may be terminated only by the relevant Trust’s Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund's total annual fund operating expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$153	$1,027	$1,916	$4,201
Acquiring Fund (Pro forma)	$153	$658	$1,191	$2,649

D.           PERFORMANCE INFORMATION

The following chart and table shows the past performance of the Target Fund and provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for 1-year, 5-years and since inception compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Target Fund invests. The Acquiring Fund has not yet commenced operations and has no performance history. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund and will adopt the financial statements and performance history of the Target Fund.

Year to Date Total Returns as of December 31, 2012

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 32.24% for the quarter ended September 30, 2009, and the lowest quarterly return was -34.59% for the quarter ended December 31, 2008.

The following table compares the Target Fund's average annual total return as of December 31, 2012 to the Standard & Poor's 500 Index (the "S&P 500 Index"), the Fund's primary benchmark, and the NAREIT Equity Index.

AVERAGE ANNUAL TOTAL RETURN

Year(s)	One Year	Five Years	Since Inception (9/29/2006)
Return Before Taxes	16.70%	5.77%	3.80%
Return After Taxes on Distributions	16.39%	5.36%	3.35%
Return After Taxes on Distributions and Sale of Fund Shares	10.87%	4.70%	2.98%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	3.26%
NAREIT Equity Index (reflects no deduction for fees, expenses, or taxes)	19.70%	5.74%	3.23%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Target Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

E.           COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Target Fund, including telephone purchases and redemptions. Shares of the Acquiring Fund may be purchased and redeemed at the net asset value (“NAV”) of the shares as next determined following receipt of a purchase and redemption order, provided the order is received in proper form. Payment of redemption proceeds generally will be made the next business day after processing by the Acquiring Fund's transfer agent after receipt of a redemption request in proper form.

Because the Acquiring Fund will have new Third Party Service Providers, certain administrative changes may affect how shareholders purchase and redeem shares.  For example, the address for purchasing or redeeming shares by mail and the instructions for purchasing or redeeming by wire will change.  This information, as well as information regarding any other administrative differences, is provided in the preliminary Prospectus for the Acquiring Fund that accompanies this Proxy, and will be provided to all shareholders of the Acquiring Fund in a final prospectus upon notification from the SEC of an effective registration statement for the Acquiring Fund.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in either Fund by mailing a check or by wiring money into your account. You may also perform transactions by using the Internet. The Acquiring Fund will offer the same account minimums and systematic investment plan as the Target Fund. The initial minimum and subsequent investments for each Fund and account types are summarized below:

Type of Account	To Open Your Account	To Add to Your Account
Regular	$5,000	$200
Automatic Investment Plan	$5,000	$200
Retirement and Other Non-Taxable Accounts	$2,500	$200

Redemptions

You may redeem any or all of your shares in the Target Fund or the Acquiring Fund by writing or telephoning the Target Fund or Acquiring Fund, as well as by participating in either Fund's systematic withdrawal plan. You may request that a predetermined dollar amount be sent to you each month, each quarter or annually. Your account must have a value of at least $500,000 for you to be eligible to participate in the Systematic Withdrawal Plan. The minimum withdrawal amount is $1,000. Both the Target Fund and the Acquiring Fund will impose a 1.00% redemption fee on redemptions of shares held 90 days or less.  In order to permit shareholders who do not wish to participate in the Reorganization to redeem their shares prior to the Closing Date without penalty, the Target Fund has agreed to waive the imposition of the redemption fee for shares redeemed after May 10, 2013 through the earlier of i) the Reorganization Closing Date or (ii) such other date as determined by the Board.

Dividends and Distributions

The Acquiring Fund will have the same dividend and distribution policy as the Target Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Target Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year

The Target Fund currently operates on a fiscal year ending December 31. Following the Reorganization, the Acquiring Fund will assume the financial history of the Target Fund and continue to operate on a fiscal year ending December 31 of each year.

F.            COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which Forum intends to value the securities of the Acquiring Fund are very similar to the procedures used by the Trust to value the securities of the Target Fund.  In all cases where a price is not readily available, both Forum and the Trust turn to their fair value procedures for guidance. Applying Forum's valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund's NAV compared to applying the Trust's valuation policies to the Target Fund prior to the Reorganization.

G.           MANAGEMENT

The Adviser

Phocas Financial Corporation of 980 Atlantic Avenue, Suite 106, Alameda, California 94501 is the Target Fund’s investment adviser and will continue to serve as the investment adviser to the Acquiring Fund. The Adviser has provided investment advisory services to individual and institutional accounts since 2005. The Adviser has provided investment advisory services to the Target Fund since its inception and as of March 31, 2013, had over $1 billion in assets under management with $5.6 million in the Target Fund. Under its advisory agreement with the Target Fund, the Adviser receives an advisory fee equal to 0.75% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2012, the Adviser waived its entire management fee for the Target Fund. The advisory fee for the Acquiring Fund is the same as the advisory fee for the Target Fund.

The Adviser plans to contractually waive a portion or all of its management fees and pay the Acquiring Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) of the Acquiring Fund do not exceed 1.50% of the Acquiring Fund’s average daily net assets through at least August 1, 2015. This is the same level for the Expense Cap as is currently in place with respect to the Target Fund. Any waiver of management fees or payment of Acquiring Fund expenses made by the Adviser may be recouped in subsequent fiscal years if the Adviser so requests. This recoupment may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. The Adviser is permitted to recoup waived management fees and expense payments made in the prior three fiscal years from the date the management fees were waived and Acquiring Fund expenses were paid. The Acquiring Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. The Adviser is not entitled to recoup any fees or expenses waived for the benefit of the Target Fund after it is reorganized into the Acquiring Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Target Fund's administrator, transfer agent, and fund accountant. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian for the portfolio securities, cash and other assets of the Target Fund. Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the Target Fund's independent registered public accounting firm and audits the financial statements and the financial highlights of the Target Fund. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 is the Target Fund's Distributor.

Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101, will serve as the Acquiring Fund's administrator, transfer agent, fund accountant and dividend disbursing agent. Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, will serve as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, will serve as the Acquiring Fund's independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the Acquiring Fund's Distributor.

Governing Law

The Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of Forum, which is also organized as a Delaware statutory trust.  There are no significant differences in the governing law of the Trust and of Forum.  Each of the Target Fund and the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.

Business Structure

The Trust’s operations are governed by its Agreement and Declaration of Trust and its Amended and Restated Bylaws and applicable state law. Forum’s operations are governed by its Trust Instrument and Bylaws and applicable state law. There are no significant differences between governing documents of the Trust and Forum, except that the Acquiring Fund does not impose a duty of care or a duty of loyalty on the Forum trustees.  Any other differences will not significantly affect the operations of the Target Fund or the Acquiring Fund or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust’s board of trustees and officers.

Shareholder Liability

  Under the Trust’s Declaration of Trust, no shareholder of the Target Fund shall be subject to any personal liability in connection with the assets or the affairs of the Trust or of any of its series. The Target Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Target Fund solely by reason of being or having been a shareholder of the Target Fund and not because of his or her acts or omissions or for some other reason.

Under Forum's Trust Instrument, any shareholder or former shareholder of the Acquiring Fund shall not be held to be personally liable for any obligation or liability of Forum solely by reason of being or having been a shareholder. The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Acquiring Fund but not because of his or her acts or omissions .

Board of Trustees

The Trust and Forum are operated by their respective Boards of Trustees and officers appointed by each Board.  The Reorganization will, therefore, result in a change in the board of trustees. The Board of Trustees of the Trust has four trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Trust. For more information, refer to the Statement of Additional Information dated May 1, 2013 for the Target Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees of Forum has four trustees, one of whom is deemed an “interested person” of Forum. For more information, refer to the preliminary Statement of Additional Information dated May 10, 2013 to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

The Reorganization also will result in a change in the officers because the officers of the Trust are different from the officers of Forum.

H.            CAPITALIZATION

The following table sets forth as of May 17, 2013: (1) the unaudited capitalization of the Target Fund and the unaudited capitalization of the Acquiring Fund, and (2) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Target Fund and changes in NAV per share.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund	$6,013,454.82	218,463.064	$27.53
Acquiring Fund	$0	$0	$0
Adjustment	--	--	--
Pro Forma of Acquiring Fund	$6,013,454.82	218,463.064	$27.53

I.              SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

General Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and an assumption by the Acquiring Fund of all liabilities of the Target Fund. Immediately thereafter, the Target Fund will liquidate and distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Target Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Target Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of shares of the Acquiring Fund as the number of Target Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Target Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Forum. The significant conditions, neither of which is waivable, include: (a) the receipt by the Trust and Forum of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Target Fund. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Target Fund, by the Board of Trustees of the Trust or the Board of Trustees of Forum. In addition, the Plan of Reorganization may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Fund.

J.           REASONS FOR THE REORGANIZATION

The Target Fund currently operates as a separate series of the Trust. As a series of the Trust, the Target Fund makes use of various service providers who provide an array of services to various series of the Trust. These services include administration, accounting, transfer agency, distribution, custody, compliance, audit and legal services ("Third Party Service Providers"). The Target Fund is small, with approximately $5.6 million in assets. Since the Target Fund’s inception in 2006, the Fund has been unable to grow to a sufficient size to be economically viable. As a result, the Adviser has been required to significantly subsidize the expenses of the Target Fund in the form of waivers of its advisory fee and reimbursement of Fund expenses. The Board and the Adviser have been discussing various potential options for the Fund going forward, given its small size and its difficulty in attracting assets and the continuing need of the Adviser to subsidize the Fund. After consideration of various alternatives, including the possible liquidation of the Target Fund, the Adviser has determined that the Target Fund could potentially benefit from the services expected to be offered to series of Forum, a newly registered investment company which is structured similarly to the Trust. Therefore, the Adviser recommended, and the Board has approved, that the Target Fund be reconstituted as a series of Forum.

In making this recommendation, the Adviser represented to the Board that the cost of Third Party Service Arrangements to be provided to the Acquiring Fund were expected to be equal or lower than was currently the case. The Adviser stated that it anticipated that, with new Third Party Service Arrangements, it could better deploy resources to grow the Acquiring Fund through more focused attention on distribution services and that such growth, if it were to occur, ultimately could reduce the level of its required subsidy and potentially the expense ratio experienced by Fund shareholders).

In considering the Adviser’s recommendation, the Board considered among other things:

•
that the Adviser would continue to manage the fund as investment adviser to the Acquiring Fund and that the investment objectives, policies and restrictions of the Target Fund are identical to those of the Acquiring Fund;

•	the Reorganization will be structured as a tax free transaction so that shareholders likely would not experience any tax consequences as a result;

•	that a liquidation of the Target Fund would be a taxable extent, forcing shareholders to experience a gain or loss on their investment for tax purposes;
•	that the Adviser has represented that the Third Party Service Arrangements to be provided to the Acquiring Fund will be at an equal or lower cost than currently in effect;
•	that shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their shares before the Reorganization without the imposition of the Redemption Fee or other sales charge;
•	that the cost of the Reorganization will not be borne by the Target Fund or its shareholders; and
•	that the Reorganization will not result in the dilution of the value of the outstanding shares of the Target Fund.

Currently, Third Party Service Arrangements are provided to the Trust by U.S. Bancorp Fund Services, LLC, U.S. Bank National Association, Tait, Weller & Baker, LLP (audit) and Quasar Distributors, LLC. Third Party Service Arrangements will be provided to Forum by Atlantic Fund Services ("Atlantic") (administration, fund accounting, compliance and transfer agency), Union Bank, N.A. (custody), BBD, LLP (audit) and Foreside Fund Services, LLC (distribution).

The Board also considered that the proposed Reorganization might provide certain benefits to the Adviser.  These benefits included providing the Adviser with a better opportunity to retain its assets under management than a liquidation of the Target Fund.  In addition, to the extent the fees and expenses of the Acquiring Fund are less than those of the Target Fund (whether due to lower Third Party Service Arrangement fees or otherwise), the Adviser’s required level of waiver/reimbursement to the Acquiring Fund necessary to maintain the Expense Cap  will decrease.  The Board also considered that, because of the structure and terms of the agreements with new third party service providers, the Adviser is more likely to be able to recoup some or all of the advisory fees waived or expenses paid under the Expense Cap for the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Target Fund, including the Independent Trustees, approved the Plan of Reorganization and has recommended such Plan to shareholders for their approval.  In approving the Reorganization, the Board determined that the proposed Reorganization would be in the best interests of each of the Target Fund and its shareholders, and that shareholder interests would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Target Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on the Closing Date, although that date may be adjusted in accordance with the Plan of Reorganization.  Following the Reorganization, the Target Fund will be dissolved. If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Board will consider what steps to take, including liquidating the Target Fund.

K.            FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

            The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization pursuant to Sections 361(a), 361(c)(1) and 354(a) of the Code;
•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization pursuant to Section 1032(a) of the Code;
•
the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

•
the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

•
the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund pursuant to Section 358(a)(1) of the Code; and

•
the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing) pursuant to Section 1223(1) of the Code.

            Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.  As a condition to closing, Stradley, Ronon, Stevens & Young, LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley, Ronon, Stevens & Young, LLP will rely in rendering its opinion.

            Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

            Unless the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund will declare one or more dividends payable at or near the time of the closing to its shareholders to the extent necessary to avoid entity-level tax.  The Reorganization is expected to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code.  Whether or not the Reorganization so qualifies, the Target Fund may declare one or more dividends or other distributions prior to the closing as the Target Fund deems necessary or desirable, including in accordance with its current dividend and distribution policy (see “Comparison of Shareholder Services—Dividends and Distributions” and “— Fiscal Year” above).

           The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

L.            CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Following the Reorganization, the operations of the Acquiring Fund will be overseen by Forum's Board of Trustees (the "Forum Board") in a substantially similar manner as the Target Fund is overseen by the Trust's Board of Trustees. The business of Forum is managed under the direction of the Forum Board in accordance with Forum's Governing Documents. The Forum Board consists of four individuals, three of whom are Independent Trustees. The Trust's Board of Trustees consists of four Trustees, three of whom are Independent Trustees. Pursuant to the Governing Documents of Forum, the Forum Board is responsible for the overall management of Forum, including general supervision and review of the investment activities of the Acquiring Fund. The Forum Board, in turn, elects the officers of Forum (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of Forum and its separate series. The Forum Board also retains the power to conduct, operate and carry on the business of Forum and has the power to incur and pay any expenses, which, in the opinion of the Forum Board, are necessary or incidental to carry out any of Forum's purposes. The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust. The Trustees, officers, employees and agents of Forum, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of Forum and their principal occupation over the last five years.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2012	Director, Blue Sky Experience, since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	23	Trustee, Forum Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2012	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff David Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University since 2011.	1	None

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2012	Principal, Portland Global Advisors 1996-2010.	1	None
Interested Trustee
John Y. Keffer Born: 1942	Trustee	Since 2011	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	23	Trustee, Forum Funds; Director, Wintergreen Fund, Inc.

OFFICERS OF FORUM FUNDS II

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2011	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services, 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2011	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008.
Christopher A. Madden Born: 1967	Vice President	Since 2011	Counsel, Atlantic since 2009; Senior Vice President and Counsel, Citigroup, 2006-2008; Vice President, Citigroup, 2005-2006.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2011	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
David Faherty Born: 1970	Vice President and Secretary	Since 2011	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc., 2007-2009; Associate Counsel, Investors Bank & Trust Co., 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2011	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.

Trustee Compensation

Independent Trustees of Forum each receive an annual fee of $5,000 for service to Forum. The Chairman of the Board is paid an additional annual fee of $15,000. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Forum has no pension or retirement plan.  No other entity affiliated with Forum pays any compensation to the Trustees.

Independent Trustees of the Trust each receive an annual retainer of $62,500 allocated among each of the various portfolios comprising the Trust, and an additional $500 per telephonic board meeting, paid by the Trust or applicable portfolios.  The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

M.           ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser or any of its affiliates.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares. Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines. The Funds do not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, 218,463.064 shares of the Target Fund were outstanding. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Target Fund is deemed to be an "affiliated person" of the Target Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of May 17, 2013, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Target Fund. As of May 17, 2013, the following shareholders were considered to be either a control person or an affiliated person of the Target Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	The Charles Schwab Corporation	DE	100.00%	Record

N.           OTHER BUSINESS

The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

O.           SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Advisors Series Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

P.           NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Advisors Series Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Q.           SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the Proxy Card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Target Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact Phocas Real Estate Fund at 1-866-PHOCAS1 (746-2271).

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Broadridge Financial Solutions, Inc.  Broadridge Financial Solutions, Inc. is expected to receive approximately $3,000 from the Adviser for the solicitation of proxies. The Adviser will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the proposal.

R.           QUORUM AND REQUIRED VOTE FOR THE TARGET FUND

Only Target Fund shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Target Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the Target Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Target Fund’s outstanding shares. The Special Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting.  Approval of the proposal will occur only if a sufficient number of votes at the Special Meeting are cast FOR the proposal.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Phocas Real Estate Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Phocas Real Estate Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements that the Trust sends.  If you would like to receive an additional copy, please contact the Trust by writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1.414.765.6609.  The Target Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Target Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also direct requests as indicated.

The Closing Date for the Reorganization is set to be on or about July 31, 2013, pending shareholder approval.

You may obtain a free copy of the Target Fund's latest annual and/or semiannual reports, by calling 1-866-PHOCAS1 (746-2271), on the SEC's website at www.sec.gov (by searching the Target Fund’s Investment Company Act file number 811-07959) or by writing to Phocas Real Estate Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [   ]th day of June, 2013, by and between Advisors Series Trust ("AST"), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Phocas Real Estate Fund, a separate series of AST (the "Target Fund"), and Forum Funds II ("Forum"), a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Portland, Maine 04101, with respect to the Phocas Real Estate Fund, a separate series of Forum (the "Acquiring Fund" and, collectively with the Target Fund, the "Funds") and, solely with respect to Article IX, Phocas Financial Corporation, the investment adviser to the Target Fund and the Acquiring Fund (“Phocas” or the “Adviser”), with a principal place of business at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (i) the transfer of all of the property, assets, and goodwill of the Target Fund in exchange for shares of beneficial interest, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Target Fund and the liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization"). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Target Fund are separate series of Forum and AST, respectively, and Forum and AST are open-end, registered management investment companies, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of AST have determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund's shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE TARGET FUND'S LIABILITIES AND TERMINATION
OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to deliver to the Target Fund in exchange for the net assets attributable to each class of the Target Fund shares, a number of Acquiring Fund Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2 and (b) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 ("Closing Date").

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including claims for breach of contract, violation of standards of care), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund's assets as of the date of such statements. The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Target Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all remaining Liabilities of the Target Fund, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization expenses borne by Phocas pursuant to Article IX) and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"): (a) the Target Fund will make a liquidating distribution, pro rata to its shareholders of record (the "Target Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares due such shareholders. The aggregate net asset value of the class of Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Target Fund shares, each as determined on the Valuation Date using the valuation procedures set forth below. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. The Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Target Fund, in an amount equal in value to the NAV of the Target Fund's shares, to be distributed to shareholders of the Target Fund.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated.

1.8 TERMINATION. As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in AST's Agreement and Declaration of Trust and the Target Fund's then current Prospectus and Statement of Additional Information.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Forum's Trust Instrument and the Acquiring Fund's then current Prospectus and Statement of Additional Information.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund's shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of Target Fund's shares then outstanding. Upon the Target Fund's liquidating distribution each holder of shares of the Target Fund will receive shares of the Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4 DETERMINATION OF VALUE. Except with respect to the Target Fund's assets, which shall be valued by U.S. Bancorp Fund Services, LLC ("US Bank"), all computations of value shall be made by Atlantic Fund Services, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The Acquiring Fund and Target Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Target Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions sets forth on Articles VI. VII and VIII of this Agreement, the closing (the "Closing") will be on or about July 31, 2013 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the "Effective Time") at the offices of Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101 or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. The portfolio securities of the Target Fund shall be made available by the Target Fund to the Acquiring Fund's custodian, for examination no later than five business days preceding the Closing Date. U.S. Bank National Association, as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. The Target Fund shall cause US Bank, as transfer agent for the Target Fund as of the Closing Date, to deliver at the Closing Secretary of Forum a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Atlantic Fund Services, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of AST or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. AST and the Target Fund represent and warrant to Forum and the Acquiring Fund as follows:

(a)           The Target Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Target Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust's registration with the U.S. Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of AST's Agreement and Declaration of Trust and its Amended or Restated Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)           The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Target Fund.

(e)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target Fund's business or its ability to consummate the transactions contemplated herein.

(f)            The financial statements of the Target Fund for the fiscal year ended December 31, 2012, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2012 in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

(g)            Since June 30, 2013, there have been no material adverse changes in the Target Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (~~h~~g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(h)           AST has duly and timely filed, on behalf of the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing.  All such returns and reports are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund.  On behalf of the Target Fund, it has paid or made provision and properly accounted for all Taxes due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year.  No return filed by it, on behalf of the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund.

(i)            All issued and outstanding shares of the Target Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund's transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund shares, and has no outstanding securities convertible into any of the Target Fund shares.

(j)            At the Closing Date, the Target Fund will have good and valid title to the Target Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(l)            The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)           From the mailing of the Proxy Statement (as defined in paragraph 5.6), through the time of the meeting of the Target Fund's Shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(n)           The Target Fund has elected to qualify and has qualified as a "regulated investment company" (a "RIC") under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. The Target Fund has duly filed all federal, state, local and foreign Tax returns that are required to have been filed, and all Taxes of the Target Fund that are due and payable have been paid.  All such returns are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund.  The Target Fund is in compliance in all material respects with applicable regulations of the IRS pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(o)           The Target Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund's Prospectus, except as previously disclosed in writing to the Target Fund.

(p)           The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund's shareholders as provided in paragraph 1.4.

(q)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by AST, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

                        (r)            Neither AST nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                        (s)           The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(t)           The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(u)           The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(v)           Neither AST nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(w)           The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (h), (n), (r), (s), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. Forum and the Acquiring Fund represent and warrant to AST and the Target Fund as follows:

(a)           The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust's registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Forum's Trust Instrument or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)           All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)           The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(i)           The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)           From the mailing of the Proxy Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by Forum with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Forum, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)           Forum intends to elect to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code and will continue to qualify as a RIC through the end of its first taxable year.

                        (n)            Neither Forum nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                        (o)            The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the assets and liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF Forum. Forum represents and warrants as follows: (a) Forum has filed and initial notification of registration under section 8(a) filed on Form N-8A and (b) Forum has filed an initial registration statement for open-end management investment companies on Form N-1A ("Registration Statement") for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Target Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Target Fund.

5.2 APPROVAL OF SHAREHOLDERS. AST will call a special meeting of the Target Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Tait, Weller & Baker, LLP and certified by AST's Treasurer.

5.6 PREPARATION OF PROXY STATEMENT. Forum will prepare and AST will file with the SEC a proxy statement on Schedule 14A (the "Proxy Statement") under the 1934 Act, relating to the transaction contemplated by this Agreement, subject to approval of the Target Fund's Board, which approval shall not be unreasonably withheld. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Target Fund's shareholders to consider the approval of this Agreement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund's assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and the Target Fund's current, and former Trustees and officers (collectively, "Indemnified Persons") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Target Fund (solely out of the Target Fund's assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            5.8 TAX RETURNS.  AST covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

            5.9 CLOSING DOCUMENTS. At the Closing, AST will provide Forum with the following:

                        (a) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

                        (b) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder; and such information as Forum may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

                        (c) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund's name by Forum's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Target Fund shall have received on the Closing Date:

(a)           an opinion from Stradley Ronon Stevens & Young, LLP, counsel to Forum, dated as of such Closing Date, in a form reasonably satisfactory to the Target Fund, that this Agreement has been duly authorized, executed, and delivered by Forum on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Target Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

(b)           a certificate from the President of Forum, dated as of the Closing Date, addressing the following points:

(i)   Forum is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Forum, and the Acquiring Fund is a separate series of Forum constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Trust Instrument of Forum.

(ii)   Forum is registered as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)   Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)   The Proxy Statement has been filed with the SEC and no stop order under the 1933 Act pertaining thereto has been issued and no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(v)   The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Forum's Trust Instrument.

(vi)   To the knowledge of the President, except as has been disclosed in writing to the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Forum or the Acquiring Fund or any of their properties or assets or any person whom Forum or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of Forum and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

            6.3 The Registration Statement filed by Forum with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.4 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement or Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Target Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Target Fund's name by AST's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquiring Fund shall have received on the Closing Date:

(a)           an opinion from Paul Hastings LLP, counsel to AST, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, that the Agreement has been duly authorized, executed and delivered by AST on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of AST and the Target Fund enforceable against AST and the Target Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

(b)           A certification from the President of the Trust, dated as of the Closing Date, addressing the following points:

(i)
AST is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of AST Funds, and the Target Fund is a separate series of AST constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and its Amended and Restated Bylaws of AST;

(ii)
The Target Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Target Fund will have transferred such assets to its Acquiring Fund;

(iii)
The execution and delivery of the Agreement did not, and the performance by AST and the Target Fund of their obligations under the Agreement will not, violate the Agreement and Declaration of Trust or its Amended and Restated Bylaws;

(iv)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by AST and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained;

(v)
There are no legal or governmental proceedings relating to AST or the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Proxy Statement which are not described as required;

(vi)	AST is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect; and

(vii)
To the knowledge of the President, except as has been disclosed in writing to Forum, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AST or any Target Fund or any of their properties or assets or any person whom AST or any Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of AST and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3 The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's known assets and liabilities, together with a list of the Target Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of AST.

7.4 The Target Fund shall have furnished to the Acquiring Fund a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of the Target Fund, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

            7.5 Unless the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders, in distributions qualifying for the dividends paid deduction, (i) all of its investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of its net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TARGET FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.6 below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with Delaware law and the provisions of AST's Agreement and Declaration of Trust and its Amended and Restated Bylaws. The Target Fund shall not be obligated to consummate this Agreement and the transactions contemplated hereby if the Target Fund has not obtained the requisite shareholder approval with respect to that Fund. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6 The parties shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP dated as of the Closing Date and addressed to the Acquiring Fund and Target Fund, in a form reasonably satisfactory to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes with respect to the Target Fund:

(a)           The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code , and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)           No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

                        (iii)          No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely  for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of Target Fund pursuant to Section 1032(a) of the Code;

(iv)          No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

                    (v)          The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code;

                    (vi)          The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vii)         No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii)        The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

                        (ix)          The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

                        (x)           The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

Such opinion shall be based on customary assumptions and such representations as Stradley Ronon Stevens & Young, LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, Phocas Financial Corporation or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees for this transaction of the Target Fund's counsel and counsel of the Target Fund's Independent Trustees; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of AST's Board of Trustees and the Forum Board of Trustees relating to the transactions contemplated herein. Phocas Financial Corporation, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 Forum, on behalf of the Acquiring Fund, and AST, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of Forum and AST. In addition, either Forum or AST may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of either party's Board of Trustees, prior to the Closing Date;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, Forum, AST, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund's shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust Instrument of Forum. The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Acquiring Fund and signed by authorized officers of Forum, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Forum's Trust Instrument.

13.6 It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of AST personally, but shall bind only the trust property of the Target Fund, as provided in the Agreement and Declaration of Trust of AST. The execution and delivery of this Agreement have been authorized by the Trustees of AST on behalf of the Target Fund and signed by authorized officers of AST, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in AST's Trust Instrument.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Fund (which approval shall not be withheld if the other Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

            15.1 AST and Forum will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

            15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FORUM FUNDS II, on behalf of the Acquiring Fund

By:

Name: Stacey E. Hong
Title: President

Advisors Series Trust, on behalf of the Target Fund

By:

Name:  Douglas G. Hess
Title: President

PHOCAS FINANCIAL CORPORATION with respect to Paragraph 9.1 only

By:

Name:
Title:

Schedule A

Shareholders of the Target Fund will receive shares of the Acquiring Fund:

Target Fund Phocas Real Estate Fund (a series of Advisors Series Trust (the "Trust"))	Acquiring Fund Phocas Real Estate Fund (a series of Forum Funds II ("Forum"))

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER METING TO BE HELD ON 07/19/13 FOR PHOCAS REAL ESTATE FUND
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM

Phocas Real Estate Fund Special Meeting To Be Held on 07/19/13
For Holders as of 05/17/13

1.
TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION UNDER WHICH THE PHOCAS REAL ESTATE FUND, A SERIES OF ADVISORS SERIES TRUST, WOULD ASSIGN ALL OF ITS ASSETS AND LIABILITIES TO THE PHOCAS REAL ESTATE FUND, A SERIES OF FORUM FUNDS II, IN A TAX- FREE REORGANIZATION.
□ FOR □ AGN □ ABS
*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Broadridge 51 Mercedes Way Edgewood, NY 11717

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy.  Check the box to the right if you want to receive future proxy materials by mail at no cost to you.  Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.
□ Yes